EXHIBIT A


                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $.01 per share, of Streicher Mobile Fueling, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 8th day of October, 2003.

Dated:  October 8, 2003                    Triage Management LLC

                                           By:   /s/ LEON FRENKEL
                                              ----------------------------------
                                                 Name:  Leon Frenkel
                                                 Title: Managing Member


Dated:  October 8, 2003                    Triage Capital Management, L.P.

                                           By:   /s/ LEON FRENKEL
                                              ----------------------------------
                                                 Name:  Leon Frenkel
                                                 Title: Senior Managing Member


Dated:  October 8, 2003                    Triage Offshore Fund, Ltd.

                                           By:   /s/ LEON FRENKEL
                                              ----------------------------------
                                                 Name:  Leon Frenkel
                                                 Title: Senior Managing Director


Dated:  October 8, 2003                    Triage Advisors, LLC

                                           By:   /s/ LEON FRENKEL
                                              ----------------------------------
                                                 Name:  Leon Frenkel
                                                 Title: Managing Member
Dated:  October 8, 2003

                                           By:   /s/ LEON FRENKEL
                                              ----------------------------------
                                                 Leon Frenkel